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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2005

                               BV FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        United States                  0-51014              14-1920944
        -------------                  -------              ----------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)         Identification No.)

                7114 North Point Road, Baltimore, Maryland 21219
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 477-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
                ------------------------------------------

         On November 8, 2005, the stockholders of BV Financial, Inc. (the "Company") approved the BV Financial, Inc. 2005 Equity Incentive Plan (the "Plan"), under which 129,605 shares may be issued upon the exercise of stock options (consisting of both incentive stock options and non-statutory stock options) and 51,842 shares may be issued as restricted stock. Employees, officers and directors and officers of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company's definitive proxy materials for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 4, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BV FINANCIAL, INC.




Date:  November 9, 2005                 By:/s/ Edmund T. Leonard
                                           -------------------------------------
                                           Edmund T. Leonard
                                           Chairman of the Board and
                                           Chief Financial Officer